UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2026

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2026, the Board of Directors (the “Board”) of Mammoth Energy Services, Inc. (the “Company”) appointed Bernard “Bernie” Lancaster, the Company’s Chief Operating Officer, to serve as President of the Company, effective immediately. In connection with his appointment as President, Mr. Lancaster ceased serving as Chief Operating Officer of the Company.

Mr. Lancaster, age 39, has served as the Company’s Chief Operating Officer since July 2025, following his tenure as Vice President of Operations. Mr. Lancaster has held operational and leadership positions across the Company’s businesses for more than a decade.

Mr. Lancaster is the son of Phil Lancaster, a member of the Board. Other than this relationship, there are no family relationships between Mr. Lancaster and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Lancaster and any other person pursuant to which he was selected to serve as President of the Company, and there are no transactions involving Mr. Lancaster that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Lancaster’s appointment as President does not result in any change to his compensation or other compensatory arrangements with the Company.

Item 7.01 Regulation FD Disclosure.

On November 13, 2026, the Company issued a press release announcing Mr. Lancaster’s appointment as President. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 13, 2026, entitled "Mammoth Announces Promotion of Bernard Lancaster to President"
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	November 13, 2026	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary